Notes receivable, current	12 Months Ended
Dec. 31, 2023
Receivables [Abstract]
Notes receivable, current

Note 9.      Notes receivable, current

As at December 31, 2023, the notes receivable, current consisted of:

-	a loan to an employee of CHF 61,818 (USD 63,268 268 and USD 66,872 at closing rate on December 31, 2023 and 2022 respectively). The loan bears an interest rate of 0.5% per annum. The loan and accrued interest were initially to be repaid in full on or before December 31, 2021, extended to December 31, 2022. In exchange for the loan, the employee has pledged the 60,000 ESOP options that he holds on WIHN Class B Shares (see Note 29).

-	a short-term receivable from Carlos Moreira in an amount of CHF 397.21 (USD 472.11) made up of non-business expenses on his company credit card, not yet repaid as at December 31, 2023 (see Note 36).